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                             Prudential Value Fund
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                      Supplement Dated May 29, 2003 to the
                      Prospectus Dated December 30, 2002.

   As of May 29, 2003, Avi Berg will be co-managing the Prudential Value Fund. The information below supplements the section 'How the Fund is Managed-Portfolio Manager' in the prospectus:

   Avi Z. Berg has been a portfolio manager of the Fund since May 2003. Mr. Berg is a Vice President of Jennison. Prior to joining Jennison in January 2001, Mr. Berg was an Equity Research Associate with Goldman Sachs Asset Management from 1997 to 2000. Mr. Berg received his A.B. from Harvard University and his M.B.A. from Columbia University.


MF131C3